Exhibit 10.1
                          BREMER FINANCIAL CORPORATION


                         2001 VARIABLE COMPENSATION PLAN






PLAN NAME:                 Executive Annual Incentive Compensation Plan





EFFECTIVE:                 January 1 - December 31, 2001
---------





PREPARED BY:      Bremer Human Resources




APPROVALS:________________________________________________________
                   Senior Vice President, Human Resources, BFC


                  -----------------------------------------------------------
                          Chief Executive Officer, BFC


                  -----------------------------------------------------------
                             BFC Board of Directors


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                                      2001
                          BREMER FINANCIAL CORPORATION
                  Executive Annual Incentive Compensation Plan



I.       PURPOSE OF PLAN

         The purpose of the 2001 Executive Annual Incentive Compensation Plan ("Plan") is to:
         o Focus on near-term performance results as well as progress toward the achievement of long-term strategic objectives;
         o Emphasize financial and strategic business unit performance and incorporate discretion into the evaluation process; and
         o Strengthen the link between performance and pay by rewarding Participants for the achievement of aggressive financial performance goals


II.      ELIGIBILITY FOR PARTICIPATION

A. Participation in the Plan is subject to approval by the President and Chief Executive Officer, Bremer Financial Corporation ("BFC") and the BFC Board of Directors. This includes newly hired employees, transferred employees or employees promoted to qualifying positions during the Plan year.

B. Participants are ineligible for participation in any other BFC incentive, bonus, or other variable pay plan, unless so authorized by the President and Chief Executive Officer, BFC and the BFC Board of Directors. The 2001 Plan for the President, Insurance is included in a separate Plan document.

C.       Eligible participants in the 2001 Plan are included in Attachment A.



III.     BASIS OF AWARDS

A. Performance objectives for each Participant are established at the beginning of the Plan year using the "EIP Performance Profile" (Attachment D). Awards are based on:
        o Financial objectives for BFC corporate performance at threshold, plan and maximum levels;
        o Market revenue growth objectives at threshold, plan and maximum levels for select positions;
        o        Work plan objectives which may include:
                           -- key value drivers and initiatives,
                           -- quantitative and qualitative measures,
                           -- performance expectations or requirements; and
        o        Award modifiers based on compliance results.





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B.       Performance measures and weightings by executive level are shown on
         Attachment B and specific financial performance objectives and calculations are included on Attachments C (specific attachments by executive level.)

C. To ensure a system-wide focus on risk management issues, incentive award calculations at all executive levels may be reduced up to 25% if risk assessment results in the following areas are not rated at the "Satisfactory" level or above:
         o       Credit examination composite rating;
         o       Internal audit bank rating;
         o Compliance third party ratings from external auditing firms (e.g., Deloitte & Touche) and Compliance Administration;
         o OCC Safety and Soundness composite exam rating; o OCC Compliance Rating; and/or o Accurate assessment of risk management leadership roles (e.g.,
                 Senior Lender, Retail Manager).

D. When actual performance results are above threshold, but between established award levels, awards will be interpolated based on actual results achieved.

E. The provisions of this Plan are subject to periodic review and possible change throughout the Plan year, with the approval of the President and Chief Executive Officer, BFC and the BFC Board of Directors.


IV.      AWARD PAYMENTS

A. Awards are calculated as a percentage of the Participant's December 31, 2001 annualized base salary using Attachment D. While actual award amounts will vary based on a discretionary assessment of individual workplan results, maximum awards by executive level are as follows:


                             Executive                    2001
                               Level                 Maximum Award*
                               -----                 --------------
                                CEO                       70%
                                 23                       40%
                                 22                       35%
                                 21                       30%

     * As a percentage of the Participant's December 31, 2001 annualized base salary.


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B.       The President and Chief Executive Officer, BFC will approve all award recommendations prior to submission for payment. The Chairman of the Board of Directors will review the performance of the President and Chief Executive Officer and approve the award recommendation.

C. Recapitalization, acquisition or divestiture decisions will be made by BFC executive management on the basis of shareholder value, evaluation of risk and strategic considerations. To the extent that such transactions materially affect BFC and/or business unit income and RORE, either positively or negatively, thresholds and performance targets will be modified or transaction(s) will be excluded from the calculation of 2001 BFC and/or business unit performance results. In addition, individual award payments may be adjusted at the discretion of the President and Chief Executive Officer, BFC and the BFC Board of Directors to reflect the impact of any event which distorts actual results achieved. Any and all awards are paid at their discretion.

D. Awards will be calculated on an annual basis and paid during the first quarter of 2002. The awards will be distributed through the established payroll process on the first scheduled payroll date following determination and final approval of all awards. Payments will be deposited in the same manner as regular pay. Applicable withholdings will be deducted from the payment. Awards are considered earned by the Participant on the date of actual distribution.

E. Awards for levels 22, 23 and the CEO may be deferred at Participant discretion.



V.       CHANGES IN EMPLOYMENT STATUS

A. Awards for individuals who become eligible for participation during the Plan year will be based on their December 31, 2001 annualized base salary, prorated by the number of full calendar months of actual 2001 Plan participation.

B. If a Participant's maximum award opportunity increases due to promotion, the December 31, 2001 annualized base salary will be used to determine the award. The actual award percentage used to calculate the award will be prorated to reflect the award percentage prior to the promotion plus the award percentage after the promotion (e.g., seven months at 30% and five months at 35%). In evaluating the performance of Participants who change jobs during the Plan year, the length of time and results in each position will be considered.

C. If a Participant dies, becomes disabled (as defined by BFC Disability Plan provisions), retires (as defined by BFC Retirement Plan provisions), or is on a leave of absence, he/she may be eligible for an award based on a year-end review of performance results through the last date of active employment in the Plan-eligible position prorated by the number of full calendar months of active employment in the Plan-eligible position.




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D.       In the event of death, payment is issued in the name of the deceased and forwarded to the estate.

E. Participants who transfer within the company or out of eligible positions may be eligible for prorated awards based on tenure in the qualifying position, overall performance level, actual results attained, and the approval of the President and Chief Executive Officer, BFC and the BFC Board of Directors.

F. Under most circumstances, Participants who voluntarily or involuntarily terminate their employment with BFC prior to the date of actual payment will receive no award. Any exceptions require the approval of the President and Chief Executive Officer, BFC and the BFC Board of Directors.

G. In the event a Participant's employment is involuntarily terminated for reasons other than position elimination, no award is paid.

H. Generally, awards are determined and paid according to the provisions in Sections III and IV of this Plan document.



VI.      ETHICAL AND LEGAL STANDARDS

A. Participants are required to be familiar with the BFC Code of Ethics and comply with the letter and spirit of its provisions at all times.

B.       Particular emphasis is placed on policies prohibiting:
                  o Any internal or external communication of confidential customer information which is not based on legitimate business purposes;
                  o Trading in or recommending the purchase or sale of certain securities based on "material inside information" about BFC or a customer;
                  o Accepting or giving gifts or favors above a nominal value; o Potential conflicts of interest relative to fiduciary appointment, legacy under wills or trusts, lending relationships, participation in public affairs and directorships;
                  o Arrangements with competitors that set or control prices, rates, trade practices, or marketing policies; and/or
                  o Conditional agreements with customers -- for example, conditioning the sale of goods or services on their purchasing other, additional BFC goods and services.

D. In addition, a Participant shall not pay, offer to pay, assign or give any part of his/her compensation or any other money to any agent, customer, or representative of the customer or any other person as an inducement or reward for assistance in making a sale. Moreover, no rights under this Plan shall be assignable or subject to any pledge or encumbrance of any nature.


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D.       If a Participant fails to comply with the BFC Code of Ethics or the ethical and legal provisions included in Section VI of this Plan document, his/her award may be deferred, reduced, or denied at the discretion of the President and Chief Executive Officer, BFC and the BFC Board of Directors.



VII.     ADOPTION AND ADMINISTRATION

A. General authority for Plan administration and responsibility for on-going Plan administration rests with the BFC Board of Directors. The Board has sole authority for decisions regarding interpretation of the terms of this Plan, including the right to amend the Plan in whole or in part. The Plan is effective commencing January 1, 2001 and ending December 31, 2001.

B. This Plan supersedes all prior variable pay plans. No agreements or understandings will modify this Plan unless they are in writing and approved by the President and Chief Executive Officer, BFC and the BFC Board of Directors. This Plan will be reviewed annually to determine the appropriateness of future continuation.

C. The President and Chief Executive Officer, BFC and the BFC Board of Directors reserves the right to amend this Plan, in whole or in part, including termination of such Plan at any time. Such amendments may preclude or alter the amount or timing of any payments or all awards.

D. Participation in this Plan does not create any contract rights in the Participant, constitute a contract of employment nor a contractual agreement of payment, and shall not affect the right of BFC to discharge, transfer, or change the position of a Participant. The Plan shall not be construed to limit or prevent BFC from adopting or changing, from time to time, any rules, standards, or procedures affecting a Participant's employment with BFC or any BFC affiliate, including those which affect award payments.

E. If any provision of this Plan is found to be illegal, invalid or unenforceable under present or future laws, that provision shall be severed from the Plan. If such a provision is severed, this Plan shall be construed and enforced as if the severed provision had never been a part of it and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the severed provision or by its severance from this Plan. In place of any severed provision, there shall be added automatically as part of this Plan a provision as similar in terms to the severed provision as may be possible and be legal, valid, and enforceable.


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                                                                 ATTACHMENT A


                                      2001

                                EIP PARTICIPANTS



NAME                                        POSITION

Troy Beaver                                 Marketing Director
Gren Blackall                               Chief Information Officer
Bob Buck                                    Chief Financial Officer
Stan Dardis                                 President and CEO, BFC
Jamie Grupe                                 Asst Community Banking Director
Ann Hengel                                  Risk Management Director
Bud Jensen                                  Business Banking Services Director
Ken Nelson                                  Group President
Carla Paulson                               Human Resources Director
Todd Sipe                                   Director, Retail Banking Managers
John Wosepka                                Community Banking Director
Wesley Wolff                                President, Insurance
                                            (separate Plan document)




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                                                                 ATTACHMENT B

                                    2001 EIP
                        Performance Measures & Weightings

BFC CEO
   Corporate RORE                                      Work Plan Objectives
         75%                                                    25%

Chief Financial Officer
Community Business Banking
Group President

   Corporate RORE               Market Revenue Growth   Work Plan Objectives
         50%                            25%                      25%

Business Banking Services Director
Chief Information Officer
Director, Retail Banking Managers

   Corporate RORE                                       Work Plan Objectives
         50%                                                       50%

Risk Management Director
Assistant Community Banking Director
Marketing Director
Human Resources Director


   Corporate RORE                                       Work Plan Objectives
         50%                                                       50%

President, Insurance (separate Plan document)


   Insurance Net Income per Plan                        Work Plan Objectives
                60%                                                 40%


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                                             ATTACHMENT C - President and CEO


                                    2001 EIP

                      Performance Objectives & Calculations
                               Maximum Award: 70%

Measure:  Corporate RORE                                            Weight: 75%


2001 Objective                      Award Calculation                  Award %*
--------------                      -----------------                  --------
Below 13.07                         Below Threshold                    0%
13.07                               33.3% of Maximum                   17.48%
                                   (Threshold)
13.91                               66.6% of Maximum                   34.97%
14.15                               84.4% of Maximum                   44.31%
                                     (Plan)
14.36                               100% of Maximum                    52.50%
                                    (Maximum)

* As a percentage of annualized base salary



Measure: Work Plan Objectives                                 Weight:  25%

Individual work plan objectives will be established using the 2001 EIP Performance Profile (Attachment B). Objectives must be approved by the Chairman of the Board of Bremer Financial Corporation.

Maximum Award:  17.50% of annualized base salary.



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                                                       ATTACHMENT C - Grade 23


                                    2001 EIP

                      Performance Objectives & Calculations
                               Maximum Award: 40%


Measure:  Corporate RORE                                           Weight: 50%

2001 Objective                      Award Calculation                  Award %*
--------------                      -----------------                  --------
Below 13.07                         Below Threshold                    0%
13.07                               33.3% of Maximum                   06.66%
                                   (Threshold)
13.91                               66.6% of Maximum                   13.32%
14.15                               84.4% of Maximum                   16.88%
                                     (Plan)
14.36                               100% of Maximum                    20.00%
                                    (Maximum)

* As a percentage of annualized base salary

Measure:  Market Revenue Growth                                    Weight: 25%


2001 Objective                      Award Calculation                  Award %*
--------------                      -----------------                  --------

Below 7.0%                          Below Threshold                    0%
7.0%                                Threshold                          03.33%
                                    (33.3% of Maximum)
9.0%                                Plan                               06.66%
                                    (66.6% of Maximum)
11.0%                               Maximum                            10.00%
                                    (100% of Maximum)

* As a percentage of annualized base salary


Measure: Work Plan Objectives                                 Weight:  25%


Individual work plan objectives will be established using the 2001 EIP Performance Profile (Attachment B). Objectives must be approved by the President and CEO of Bremer Financial Corporation.

Maximum Award:  10% of annualized base salary.



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                                                      ATTACHMENT C - Grade 22


                                    2001 EIP
                      Performance Objectives & Calculations
                               Maximum Award: 35%


Measure:  Corporate RORE                                           Weight: 50%

2001 Objective                      Award Calculation                  Award %*
--------------                      -----------------                  --------

Below 13.07                         Below Threshold                    0%
13.07                               33.3% of Maximum                   05.83%
                                   (Threshold)
13.91                               66.6% of Maximum                   11.66%
14.15                               84.4% of Maximum                   14.77%
                                     (Plan)
14.36                               100% of Maximum                    17.50%
                                    (Maximum)

* As a percentage of annualized base salary


Measure: Work Plan Objectives                                 Weight:  50%

Individual work plan objectives will be established using the 2001 EIP Performance Profile (Attachment B). Objectives must be approved by the President and CEO of Bremer Financial Corporation.

Maximum Award:  17.50% of annualized base salary.



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                                                     ATTACHMENT C - Grade 21


                                    2001 EIP

                      Performance Objectives & Calculations
                               Maximum Award: 30%


Measure:  Corporate RORE                                            Weight: 50%


2001 Objective                      Award Calculation                  Award %*
--------------                      -----------------                  --------

Below 13.07                         Below Threshold                    0%
13.07                               33.3% of Maximum                   04.99%
                                   (Threshold)
13.91                               66.6% of Maximum                   09.99%
14.15                               84.4% of Maximum                   12.66%
                                     (Plan)
14.36                               100% of Maximum                    15.00%
                                    (Maximum)

* As a percentage of annualized base salary



Measure: Work Plan Objectives                                 Weight:  50%


Individual work plan objectives will be established using the 2001 EIP Performance Profile (Attachment B). Objectives must be approved by the President and CEO of Bremer Financial Corporation.

Maximum Award:  15% of annualized base salary.



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                                                                ATTACHMENT E


                                    2001 EIP

                               Performance Profile


Participant Profile


Name                                                   Position
     --------------------------------------------              -------------

Salary                       Maximum Award           %     $
        -------------------                 ----------      -----------



Corporate RORE Objectives

Weight________  Award %  _________

 (Threshold)                        (Plan)        (Maximum)         (2001)
    33.3%          66.6%             84.4%           100%           Actual
    -----          -----             -----          -----           ------

    13.07%        13.91%            14.15%         14.36%


Other Financial Objectives

Weight________  Award %  _________





Work Plan Objectives

Weight________  Award %  _________

Objectives                                                    Results
----------                                                    -------


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Work Plan Objectives (continued)

Objectives                                                    Results
----------                                                    -------






































----------------------------------------------         -------------------
Approved By                                            Date


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                                    2001 EIP

                             Final Award Calculation

2001 Performance RESULTS

                              ACTUAL            % SALARY
PERFORMANCE MEASURE           RESULT            AWARDED
-------------------           ------            -------

Corporate RORE                      %                  %
                              -------           --------


Market Revenue Growth               %                  %
                              -------           --------


Work Plan Achievement                                  %
                              -------           --------


2001 AWARD CALCULATION


Total Award as % of Salary                           %
                                        -------------


x December 31, 2001 Salary          $
                                     -------------


= 2001 Incentive Award            $
                                   -------------


x Compliance Modifier               ($               )
                                    -----------------


=  2001 Final Incentive Award        $
                                      ---------------



Approved:

---------------                ------------------------------------------------
Date                             President and CEO, Bremer Financial Corporation


-----------------                ----------------------------------------------
Date                             Chairman of the Board, Bremer Financial
                                   Corporation



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